UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2011

ARTESIAN RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-18516	51-0002090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

664 Churchmans Road, Newark, Delaware	19702
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	302-453-6900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events

On December 21, 2011, Artesian Water Maryland, Inc. (“Artesian Water Maryland”), a subsidiary of Artesian Resources Corporation (“Artesian Resources”), completed its purchase from Cecil County, Maryland (the “County”) of all of the County’s right, title and interest in and to the Meadowview, Pine Hills, Harbourview and Route 7 water facilities and the associated parcels of real property, easement rights and water transmission and distribution systems pursuant to an Asset Purchase Agreement, dated October 7, 2008 (as amended, the “Asset Purchase Agreement”).

The total price for the purchased assets was $2,176,000, which, pursuant to the Asset Purchase Agreement, was equal to the net asset value of the purchased assets at closing.  Artesian Water Maryland paid the full purchase price and assumed certain liabilities at closing.  As previously disclosed, on August 31, 2011, the Maryland Public Service Commission issued an order granting Artesian Water Maryland authority to exercise the franchise area served by the water facilities acquired under the Asset Purchase Agreement.  The existing water systems subject to the Asset Purchase Agreement serve approximately 1,500 customers.

A copy of the Asset Purchase Agreement, which is attached as Exhibit 10.1 to Artesian Resources’ Form 8-K filed with the Securities and Exchange Commission on October 10, 2008, is incorporated herein by reference.  The foregoing description of the Asset Purchase Agreement is qualified in its entirety by reference to the full text of the Asset Purchase Agreement.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit
10.1
Asset Purchase Agreement, dated October 7, 2008 by and among Artesian Water Maryland, Inc., a Delaware corporation, and Cecil County, Maryland, a body corporate and politic under the laws of the State of Maryland, as represented by the Board of County Commissioners of Cecil County.  (Incorporated by reference to Exhibit 10.1 to the Artesian Resources’ Form 8-K filed with the Securities and Exchange Commission on October 10, 2008)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTESIAN RESOURCES CORPORATION

Date: December 21, 2011	By: /s/ David B. Spacht
David B. Spacht
Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit
10.1
Asset Purchase Agreement, dated October 7, 2008 by and among Artesian Water Maryland, Inc., a Delaware corporation, and Cecil County, Maryland, a body corporate and politic under the laws of the State of Maryland, as represented by the Board of County Commissioners of Cecil County.  (Incorporated by reference to Exhibit 10.1 to the Artesian Resources’ Form 8-K filed with the Securities and Exchange Commission on October 10, 2008)